News Release

The Doctors Company to Acquire ProAssurance Corporation for $25.00 per Share in Cash

Addition of ProAssurance Corporation fortifies the promise of The Doctors Company to the medical professional liability market for generations to come

Napa, CA and Birmingham, AL, March 19, 2025: The Doctors Company, the nation’s largest physician-owned medical malpractice insurer, and ProAssurance Corporation (NYSE: PRA), an industry-leading specialty insurer with extensive expertise in medical liability, products liability for medical technology and life sciences, and workers’ compensation insurance, today announced that they have entered into a definitive agreement under which ProAssurance will be acquired by The Doctors Company. Under the terms of the agreement, ProAssurance stockholders will receive $25.00 in cash per share, representing an approximately 60% premium to the closing price per share of ProAssurance common stock on March 18, 2025, the last trading day prior to today’s announcement, with a transaction value of approximately $1.3 billion. The combined company will have assets of approximately $12 billion.

“We are excited to further our mission to advance, protect, and reward the practice of good medicine to an even greater number of healthcare providers across the nation,” commented Richard E. Anderson, MD, FACP, Chairman and Chief Executive Officer of The Doctors Company. “Healthcare is a team sport and the teams are getting larger. In order to provide them the best imaginable service requires a mission-based company with nationwide scale, resources and dedication to all medical professions and healthcare providers. The addition of ProAssurance to The Doctors Company significantly enhances our ability to serve healthcare professionals now and well into the future."

“This transaction will deliver significant value to our shareholders,” said Ned Rand, ProAssurance’s President and Chief Executive Officer. He added, “Both ProAssurance and The Doctors Company were founded by physicians in response to the medical liability crisis of the 1970s. Both companies have grown over the years by bringing together other physician-founded companies. This shared history has helped both companies fulfill our shared mission to protect others and given us similar operating philosophies and cultures. Bringing the strengths and capabilities of our companies together now will allow our teams to continue to serve today’s healthcare providers with the necessary scale and breadth of capabilities.”

The Board of Directors of ProAssurance has unanimously approved the transaction, and resolved to recommend that its shareholders approve the agreement. The transaction is expected to close in the first half of 2026, and is subject to customary closing conditions, including approval by ProAssurance’s stockholders and the receipt of regulatory approvals. The transaction is not subject to a financing condition. Upon completion of the transaction, ProAssurance’s common stock will no longer be listed on the New York Stock Exchange, and ProAssurance will become a wholly owned subsidiary of The Doctors Company.

Houlihan Lokey Capital, Inc. and Howden Capital Markets & Advisory are serving as financial advisors and Mayer Brown LLP is serving as legal counsel to The Doctors Company.

Goldman Sachs & Co. LLC is serving as financial advisor and Simpson Thacher & Bartlett LLP and Willkie Farr & Gallagher LLP are serving as legal counsel to ProAssurance.

About The Doctors Company
Founded and led by physicians, The Doctors Company (thedoctors.com), the nation’s largest physician-owned medical malpractice insurer, is relentlessly committed to advancing, protecting, and rewarding the practice of good medicine. The Doctors Company helps all healthcare providers manage the complexities of today’s healthcare environment—with expert guidance, resources, and coverage. The Doctors Company is part of TDC Group (tdcg.com), the nation’s largest physician-owned provider of insurance and risk management solutions. TDC Group serves the full continuum of care, from individual clinicians to academic medical systems—with over 110,000 healthcare professionals and organizations nationwide—with annual revenue of $1.5 billion and more than $8 billion in assets. To learn more about our data-driven insights and to stay up to date on industry trends, follow and subscribe to The Doctors Company on X (@doctorscompany), YouTube, LinkedIn, and Facebook.

About ProAssurance Corporation
ProAssurance is an industry-leading specialty insurer with extensive expertise in medical professional liability and products liability for medical technology and life sciences. ProAssurance also is a provider of workers’ compensation insurance in the eastern U.S. ProAssurance is rated “A” (Excellent) by AM Best. For the latest on ProAssurance and its industry-leading suite of products and services, cutting-edge risk management and practice enhancement programs, visit the company’s website at proassurancegroup.com with investor content available at Investor.proassurance.com.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include, but are not limited to, statements regarding the benefits and timeline for closing the proposed transaction with The Doctors Company, and the future growth and financial outlook for the combined company. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction, result in the imposition of conditions that could reduce the anticipated benefits of the proposed transaction, or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the ProAssurance’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to the anticipated benefits of the proposed transaction or other commercial opportunities not being fully realized or taking longer to realize than expected; the competitive ability and position of the combined company; risks related to uncertainty surrounding the proposed transaction and disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of ProAssurance; the risk of any unexpected costs or expenses or delay resulting from the proposed transaction; the risk of any litigation or regulatory action relating to the proposed transaction; the risk that either business may be adversely affected by other economic, business and/or competitive factors; the risk that restrictions during the pendency of the proposed transaction may impact either company’s ability to pursue certain business opportunities or strategic transactions; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of ProAssurance to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; and risk related to general market, political, economic and business conditions. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “maintain,” “might,” “likely,” “plan,” “potential,” “predict,” “target,” “project,” “seek,” “should,” “will,” “would,” or similar expressions and the negatives of those terms.

Further information on important risks and uncertainties that could cause ProAssurance’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the risks described under the heading “Risk Factors” in ProAssurance’s Annual Report on Form 10-K filed on February 24, 2025 and subsequent filings, which should be read in conjunction with any forward-looking statements. All forward-looking statements in this press release are based on information available to ProAssurance as of the date hereof, and ProAssurance does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Additional Information and Where to Find It
In connection with the proposed acquisition of ProAssurance by The Doctors Company, ProAssurance intends to file with the SEC preliminary and definitive proxy statements relating to such transaction and other relevant documents. The definitive proxy statement will be delivered to ProAssurance’s stockholders as of a record date to be established for voting on the proposed transaction and any other matters to be voted on at the special meeting relating to the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROASSURANCE AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s web site at www.sec.gov, on ProAssurance’s website at Investor.ProAssurance.com or by contacting ProAssurance’s Investor Relations department via email at InvestorRelations@ProAssurance.com.

Participants in the Solicitation
ProAssurance and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of ProAssurance in connection with the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive proxy statements (when available). Additional information regarding such directors and executive officers is included in ProAssurance’s definitive proxy statement on Schedule 14A for the 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2024, and subsequent statements of changes in beneficial ownership on file with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of ProAssurance’s stockholders in connection with the proposed transaction and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive proxy statements (when available) for the proposed transaction. These documents are available free of charge as described in the preceding paragraph.

ProAssurance Media Contact
Heather J. Wietzel • SVP, Investor Relations 800-282-6242 • 205-776-3028 • InvestorRelations@ProAssurance.com

The Doctors Company Media Contact
Kelly Cinelli • AVP, Public Relations 707-226-0754 • kcinelli@thedoctors.com
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